UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 23, 1996



                         Commission file number: 1-11782


                           ESQUIRE COMMUNICATIONS LTD.
       ( Exact name of Small Business issuer as specified in its charter)



           Delaware                                            13-3703760
       (State or other jurisdiction                          (I.R.S Employer
       of incorporation or organization)                     Identification No.)


         216 East 45th Street, New York, New York              10017
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number including area code:      (212) 687-8010
                                                                 --------------


 -------------------------------------------------------------------------------

(Former name, former address and former fiscal year, if changed from last report)

Item 7.   Financial Statements, Pro Forma Information and Exhibits



                         ESQUIRE COMMUNICATIONS LTD. AND
                      M&M REPORTING REFERRAL SERVICE, INC.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (UNAUDITED)




BASIS OF COMBINATION-PROFORMA

          The accompanying pro forma combined statement of operations have been derived from Esquire Communications Ltd's ("ESQ.COM") statements of operations for year ended December 31, 1995 and the nine-month period ended September 30, 1996. Adjustments have been made to such information to give effect to the following transactions and events as if each had occurred as of the beginning of the period covered by these pro forma combined statements of operations:

A. ESQ.COM's acquisition of M&M Reporting Referral Service, Inc.("M&M") on October 28, 1996.

B. ESQ.COM's private placement of Series A Convertible Preferred Stock which closed on October 23, 1996.

C. ESQ.COM's purchase in November 1996, of 433,500 shares of its outstanding common stock.

          The accompanying unaudited proforma combined balance sheet gives effect to the above transactions as if all of such events occurred on September 30, 1996.

          The pro forma combined statements of operations and pro forma combined balance sheet have been adjusted on a proforma basis for the above transactions and assumptions (pro forma adjustments) discussed in the accompanying notes.

          The accompanying pro forma financial information does not purport to represent what ESQ.COM's results of operations or financial condition would have been had such transactions in fact occurred at beginning of the periods presented or to project ESQ.COM's results of operations or financial position in or for any future periods.

                         ESQUIRE COMMUNICATIONS LTD. AND

                      M&M REPORTING REFERRAL SERVICE, INC.

       NOTES TO PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 1996

                                   (UNAUDITED)


          The pro forma balance sheet adjustments include those necessary to record ESQ.COM's acquisition of M&M ( including related adjustments required under purchase accounting), the receipt and use of proceeds from the private placement and the purchase of ESQ.COM's outstanding stock.

PRO FORMA ADJUSTMENTS

(1) To record the net proceeds from the private placement of $6.7 million ( Gross $7.5 million and estimated related cost of $.8 million) and use of $1.3 million to purchase 433,500 shares of the company's outstanding stock at $3.00 per share and assumed use of $2.2 million to reduce the debt level.

(2) To record the acquisition of M&M, for an aggregate consideration, inclusive of estimated associated costs, of approximately $6 million consisting of 132,258 shares of common stock of ESQ.COM ( with a recorded value of$309,000 ), cash of $ 2.9 million and subordinated promissory notes in the aggregate amount of $2.7 million. Approximately $ 5.4 million of such preliminary purchase price have been allocated to goodwill.

(3) To close out M&M's equity accounts and adjust for assets and liabilities of M&M that were not acquired.


ESQUIRE COMUNICATIONS LTD. AND
M&M REPORTING REFERRAL SERVICE, INC.      PRO FORMA COMBINED BALANCE SHEET
                                          (UNAUDITED)
                                          September 30, 1996
                                          (In Thousands Except Share Data)

                                                            Historical                           Pro Forma
                                                      ----------------------     ----------------------------------------
                                                      ESQ.COM          M&M       Adjustments     Adjustments     Combined
                                                      -----------------------    ----------------------------------------



ASSETS
Current Assets:
  Cash                                                  $22           $183       (2&3)   ($3,127(1)   $3,199        $277
  Accounts receivable, less allowance                 4,743            841        (3)       (200)                  5,384
  Prepaid and other current assets                      289             23        (3)        (23)                    289
                                                    -------         ------                -------     ------      -------
           Total current assets                       5,054          1,047                (3,350)      3,199       5,950

Property and equipment, net                           1,709             73                                         1,782

Other assets:
  Costs in excess of fair value of net
    tangible assets of acquired businesses, net      13,128                       (2)      5,448                 18,576
  Other assets, net                                     985              7        (3)         (7)                   985
                                                    -------         ------                -------                ------
                                                     14,113              7                 5,441                 19,561
                                                    -------         ------                -------                ------
                                                    $20,876         $1,127                $2,091       $3,199   $27,293
                                                    =======         ======                =======      ======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                   $1,161           $150                                       $1,311
  Accrued expenses and other current liabilities        667            138        (3)       (114)                   691
  Current portion of long term debt                   4,632              4        (2)        543  (1)  (2,200)    2,979
                                                     ------          -----                ------      -------    ------
           Total current liabilities                  6,460            292                   429       (2,200)    4,981


Long-term debt                                        6,789             18        (2)      2,170                  8,977

Other liabilities                                       293                                                         293

Stockholders' equity:
  Common Stock                                           41             22       (2&3)       (21)                    42
  Additional paid-in capital                          7,703                       (2)        308                  8,011
  Treasury stock                                                      (265)       (3)        265      (1,301)(1) (1,301)
  Preferred Stock-$.01 par value, 7,500 issued                                                         6,700(1)   6,700
  Retained earnings (deficit)                          (410)         1,060                (1,060)                  (410)
                                                     -------         ------               -------     ------     -------
                                                      7,334            817                  (508)      5,399     13,042

                                                    --------        -------               -------     ------     -------
                                                    $20,876         $1,127                $2,091      $3,199    $27,293
                                                    ========        =======               ======      ======    ========

                         ESQUIRE COMMUNICATIONS LTD. AND

                      M&M REPORTING REFERRAL SERVICE, INC.

         NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                      For the Year Ended December 31, 1995

BASIS OF COMBINATION OF HISTORICAL FINANCIAL INFORMATION

          ESQ.COM's operating results represent historical results of operations for the year ended December 31, 1995. See ESQ.COM's 1995 financial statements previously filed with its annual report on form 10-KSB. M&M includes historical results of operations for the year ended December 31, 1995.


PROFORMA ADJUSTMENTS

(4)       Expenses

          General and administrative:

          To record retroactively the estimated salary reduction to be realized with respect to the negotiated employment agreement entered into with the principals of M&M.

          Depreciation and amortization:

          To record retroactively amortization of goodwill arising from M&M acquisition.

          Interest expense:

          To record retroactively the decreased interest cost as a result of the assumed debt reduction with the proceeds of the private placement and net of the interest cost arising from borrowings to finance the acquisition of M&M.

          Other income:

          To retroactively adjust M&M's income from assets that were not acquired by ESQ.COM.

          Provision for taxes:

          To record income tax on the pro forma income at effective statutory rates with assumed termination of Subchapter S Corporation status of M&M.

          Preferred dividend requirements:

          To record retroactively the dividend payable on the Series A Convertible Preferred Stock.

                         ESQUIRE COMMUNICATIONS LTD. AND

                      M&M REPORTING REFERRAL SERVICE, INC.

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                      For the Year Ended December 31, 1995




PROFORMA ADJUSTMENTS( CONTINUED)

          Pro Forma Per Share Computation:

          The computation of proforma net income per share of common share amounts for the year ended December 31, 1995 have in determining the average number of common shares outstanding, given retroactive effect for the following transactions:

          132,258 shares of common stock of ESQ.COM assumed to be issued in the acquisition of M&M.

          433,500 shares of common stock of ESQ.COM assumed to be acquired by ESQ.COM.


ESQUIRE COMMUNICATIONS LTD. AND
M&M REPORTING REFERRAL SERVICE, INC.

                                                     PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                                     (UNAUDITED)
                                                     FOR THE YEAR ENDED December 31, 1995
                                                     (In Thousands Except Per Share Data)

                                                            Historical                 Pro Forma
                                                       --------------------        -----------------------
                                                       ESQ.COM         M&M         Adjustments    Combined
                                                       --------------------        -----------   ----------

Revenues                                               $20,692       $5,081                        $25,773

Costs and expenses:
  Operating expenses                                    11,660        3,019                         14,679
  General and administrative expenses                    6,120        1,307    (4)     (381)         7,046
  Depreciation and amortization                          1,025           19    (4)      281          1,262
                                                       --------      -------          ------       ---------
                                                        18,805        4,345            (163)        22,987
                                                       -------       -------          ------       ---------
Income from operations                                   1,887          736             163          2,786

Other income (expense)
  Interest expense                                      (1,069)                (4)                  (1,069)
  Interest and other income                                 10           32    (4)      (32)            10
                                                        -------       ------          ------        --------
                                                        (1,059)          32             (32)        (1,059)
                                                        -------       ------          ------        --------

Income before provision for income taxes                   828          768             131          1,727

Provision for taxes                                        549                 (4)      360            909
                                                        -------       ------          ------        --------
Net income                                                $279         $768           ($229)          $818
                                                        =======       ======          ======        ========

Preferred dividend requirements                                                (4)      450            450

Net income applicable to
  common stockholders                                     $279         $768           ($679)          $368
                                                        =======      =======         =======        ========


Pro forma net income per share                                                                       $0.10
                                                                                                     =======
Pro forma weighted average common
  shares outstanding                                                                                 3,826
                                                                                                     =======

                         ESQUIRE COMMUNICATIONS LTD. AND

                      M&M REPORTING REFERRAL SERVICE, INC.

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                     For the Nine Months September 30, 1996

BASIS OF COMBINATION OF HISTORICAL FINANCIAL INFORMATION


          ESQ.COM's operating results represent historical results of operations for the nine months ended September 30, 1996. See ESQ.COM's September 30, 1996 financial statements previously filed with its form 10-QSB. M&M includes historical results of operations for the nine months ended September 30, 1996.


PROFORMA ADJUSTMENTS

(5)      Expenses

          General and administrative:
          To record retroactively the estimated salary reduction to be realized with respect to the negotiated employment agreement entered into with the principals of M&M.

          Depreciation and amortization:

          To record retroactively amortization of goodwill arising from M&M acquisition.

          Interest expense:

          To record retroactively the decreased interest cost as a result of the assumed debt reduction with the proceeds of the private placement and net of the interest cost arising from borrowings to finance the acquisition of M&M.

          Other income:

          To retroactively adjust M&M's income from assets that were not acquired by ESQ.COM.

          Provision for taxes:

          To record income tax on the pro forma income at effective statutory rates with assumed termination of Subchapter S Corporation status of M&M.

          Preferred dividend requirements:

          To record retroactively the dividend payable on the Series A Convertible Preferred Stock.

                         ESQUIRE COMMUNICATIONS LTD. AND

                      M&M REPORTING REFERRAL SERVICE, INC.

               NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                     For the Nine Months September 30, 1996




PROFORMA ADJUSTMENTS( CONTINUED)

          Pro Forma Per Share Computation:

          The computation of proforma net loss per share of common share amounts for the nine months ended September 30, 1996 have in determining the average number of common shares outstanding, given retroactive effect for the following transactions:

          132,258 shares of common stock of ESQ.COM assumed to be issued in the acquisition of M&M.

          433,500 shares of common stock of ESQ.COM assumed to be acquired by ESQ.COM.

                                                     PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                                     (UNAUDITED)
                                                     FOR THE YEAR ENDED September 30, 1996
                                                     (In Thousands Except Per Share Data)

                                                            Historical                 Pro Forma
                                                       --------------------        -----------------------
                                                       ESQ.COM         M&M         Adjustments    Combined
                                                       --------------------        -----------   ----------

Revenues                                               $17,391       $3,582                        $20,973

Costs and expenses:
  Operating expenses                                     9,778        1,995                         11,773
  General and administrative expenses                    5,769          979    (5)     (286)         6,462
  Depreciation and amortization                            811           16    (5)      163            990
                                                       --------      -------          ------       ---------
                                                        16,358        2,990            (123)        19,225

Income from operations                                   1,033          592             123          1,748

Other income (expense)
  Interest expense                                        (824)          (3)   (5)      (37)          (864)
  Interest and other income                                  6           15    (5)      (15)             6
                                                        -------       ------          ------        --------
                                                          (818)          12             (52)          (858)
                                                        -------       ------          ------        --------

Income before provision for income taxes                   215          604              71            890

Provision for taxes                                        281                 (5)      300            581
                                                        -------       ------          ------        --------
Net income                                                ($66)        $604           ($229)          $309
                                                        =======       ======          ======        ========

Preferred dividend requirements                                                (5)      338            338

Net income applicable to
  common stockholders                                     ($66)        $604           ($567)          ($29)
                                                        =======      =======         =======        ========


Pro forma net (loss) per share                                                                       ($0.01)
                                                                                                     =======
Pro forma weighted average common
  shares outstanding                                                                                 3,826
                                                                                                     =======

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




December 19, 1996

                                                 By:/s/ Malcolm L. Elvey
                                                 Malcolm L. Elvey
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                                 By:/s/ Vasan Thatham
                                                 Vasan Thatham
                                                 Principal Accounting Officer